UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

August 31, 2010

Annual Report

Western Asset Global Partners Income Fund Inc.
(GDF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Partners Income Fund Inc.

Fund objectives

The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Statement of cash flows	25

Financial highlights	26

Notes to financial statements	27

Report of independent registered public accounting firm	37

Additional information	38

Annual chief executive officer and chief financial officer certifications	43

Dividend reinvestment and cash purchase plan	44

Important tax information	47

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Partners Income Fund Inc. for the twelve-month reporting period ended August 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 24, 2010

Western Asset Global Partners Income Fund Inc.	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the twelve months ended August 31, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Starting with August, the manufacturing sector has expanded thirteen consecutive months. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July. However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, July and August, more than 475,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 175,000, 54,000 and 54,000 jobs in June, July and August, respectively. The unemployment rate also rose in August to 9.6%, versus 9.5% in July.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2%, 7.1% and 27% in May, June and July, respectively. Sales then rose 7.6% in August and the inventory of unsold homes was an 11.6 month supply at the current sales level, versus a 12.5 month supply in July. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.6% in July. This marked the fourth straight monthly increase following six consecutive months of declining prices.

Outside of the U.S., economic news was dominated by the sovereign debt crisis in Europe. In May, the European Union and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Despite this, investors were skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. Given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.0% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.4% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and India’s economy will grow 9.4% during the year.

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors

IV	Western Asset Global Partners Income Fund Inc.

Investment commentary (cont’d)

flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in September 2010 (after the reporting period ended), the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition, due to signs that economic growth was moderating toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

As a result of the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. Similar stances were taken by the Bank of England and the Bank of Japan, keeping rates at 0.5% and 0.1%, respectively, during the twelve months ended August 31, 2010. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to tame inflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first eight months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. However, there was another bout of risk aversion in August, given fears that the economy may slip back into a recession.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended August 31, 2010. When the period began, two- and ten-year Treasury yields were 0.97% and 3.40%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on August 31, 2010, two- and ten-year Treasury yields were 0.47% and 2.47%, respectively — their lows for the reporting period. For the twelve months ended August 31, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 9.18%. In contrast, the Barclays Capital Global Aggregate Index (Hedged)viii returned 7.80% over the same time frame.

The U.S. high-yield bond market was able to produce strong results during the reporting period. The asset class posted positive returns during each month, except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexix returned 21.40% for the twelve months ended August 31, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x returned 19.58% over the twelve months ended August 31, 2010.

Western Asset Global Partners Income Fund Inc.	V

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Barclays Capital Global Aggregate Index (Hedged) is an index comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.
ix

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

x

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

(This page intentionally left blank.)

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation. Under normal market conditions, the Fund will invest at least 33% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries and at least 33% of its total assets in high-yield U.S. corporate debt securities. The Fund is also able to invest up to 33% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, both investment grade and high-yield securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stocks and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

The Fund’s investment process assimilates top-down macroeconomic views with bottom-up credit analysts’ fundamental and relative value views regarding industry and issuer opportunities. As a firm, Western Asset Management Company (“Western Asset”), the Fund’s subadviser, aims to add value by exploiting inefficiencies in the fixed-income markets. A fundamental approach is used to identify these inefficiencies. The Fund diversifies its holdings across a range of securities, industries and maturity dates in an attempt to minimize the risk of any individual holding. We use various tools, both external and proprietary, to help identify, measure and manage portfolio risk. In particular, we look for companies that we believe have the ability to weather adverse economic conditions while providing moderate to high returns to bondholders, companies that are repositioning in the marketplace and that we believe are temporarily undervalued, and companies that demonstrate an ability to improve their financial condition where that improvement and positive trajectory have not yet been fully appreciated by rating agencies and the market. Often times, this strategy will result in a higher concentration of lower-rated securities in the portfolio versus the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexi (the “Index”). However, no assurance can be given that markets will perform as we predict, and a risk of loss exists.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Keith J. Gardner, Andres Sanchez Balcazar and Ryan Brist.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended August 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with a notable exception in the second quarter of 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

However, robust investor risk appetite largely resumed in July. This turnaround occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for “an extended period.” Investors again favored the relative safety of Treasuries during August, given some disappointing economic data and fears of a double-dip recession.

The yields on two- and ten-year Treasuries began the fiscal year at 0.97% and 3.40%, respectively.

2	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. During the period, two-year Treasury yields moved as high as 1.18% and ended the period at 0.47%, their low during the fiscal year. Ten-year Treasuries rose as high as 4.01% and ended the fiscal year at 2.47%, their low for the fiscal year as well.

All told, the Barclays Capital U.S. Aggregate Indexiii returned 9.18% for the twelve months ended August 31, 2010. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced even stronger results. Over the fiscal year, the Index and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 21.40% and 19.58%, respectively.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the high-yield portion of the portfolio during the reporting period. To a large extent, the rally in the high-yield market that began in the spring of 2009 continued during the period. With valuations improving dramatically, we sought to reduce the level of risk in the portfolio and increase the overall quality of the Fund by reducing its significant overweight to CCC-rated securities. We also increased our exposure to relatively higher-rated BB securities. As CCC valuations recovered and the gap between CCCs and higher-rated issues compressed, we recognized that new opportunities were emerging within the BB-rated sector.

In terms of the Fund’s emerging market debt, we reduced our exposure to Russia’s external debt after these bonds experienced significant spread tightening. We increased our exposure to Indonesia given the country’s strong fundamentals and as a way to increase our exposure in Asia. Finally, we upgraded our overall credit quality by emphasizing higher-rated securities in order to temper our emerging market debt risk.

During the period, the Fund utilized Brazil local interest rate swaps to gain additional exposure to the Brazilian local markets. We also used currency forwards, primarily to manage exposure to certain emerging market currencies, including the Brazilian real. U.S. Treasury futures were used to manage the portfolio’s durationv and yield curvevi positioning. Collectively, these derivative instruments positively contributed to performance during the reporting period.

Performance review

For the twelve months ended August 31, 2010, Western Asset Global Partners Income Fund Inc. returned 27.90% based on its net asset value (“NAV”)vii and 35.62% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index and the EMBI Global, returned 21.40% and 19.58%, respectively, for the same period. The Lipper Global Income Closed-End Funds Category Averageviii returned 19.79% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.14 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of August 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2010

Price Per Share	12-Month Total Return*
$11.62 (NAV)	27.90%
$12.55 (Market Price)	35.62%

All figures represent past performance and are not a guarantee of future results.

*            Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to performance?

A. Our favoring of high-yield bonds was rewarded during the reporting period as the asset class outperformed emerging market debt.

Within the high-yield portion of the portfolio, our quality biases contributed to the Fund’s relative performance versus the Index. The portfolio’s overweight to CCC and below-rated securities benefited from overall strong demand as investors looked to receive the historically high incremental yield given the low interest rate environment. While we pared the Fund’s CCC

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	3

exposure as the reporting period progressed, we captured the majority of the sector’s strong results, given most of its gains occurred during the first half of the fiscal year. Also enhancing the Fund’s results was the reduction in our underweight to BB-rated securities. BB-rated securities outperformed in the latter part of the period due to strong demand from high-yield managers, as well as from investment grade credit managers looking for additional yield.

In terms of individual high-yield holdings, exposure to issuers DAE Aviation Holdings Inc. and Ford Motor Credit Co. were among the Fund’s largest contributors to performance. DAE Aviation Holdings Inc. is an aircraft maintenance, repair and overhaul company. Demand for its products and services increased as global economic conditions improved and airlines looked to maintain their existing fleets rather than purchase new airplanes. Ford Motor Credit Co. benefited from its high underwriting standards and a sole focus on automotive financing. Additionally, these bonds responded well to the stronger-than-anticipated corporate earnings, volume and revamped product offerings from their parent, Ford Motor Company.

Finally, sector selection contributed positively to high-yield performance during the period. Specifically, our overweight positions in the Transportation and Media Non-Cable (which is included in Media) sub-sectors performed well. Transportation was the second best performing sector within the Index over the fiscal year. It was supported by the ongoing economic expansion in the U.S. and declining energy prices. Media Non-Cable performed well as spreads in the sector narrowed sharply from their elevated levels during the economic downturn.

Looking at the Fund’s exposure to emerging market debt, our overweights to the Brazilian local markets, the Brazilian real and the country’s corporate bonds were the largest contributors to the Fund’s results relative to the EMBI Global. In addition to the strong results generated by Brazilian local markets and corporate bonds, the real appreciated versus the U.S. dollar during the period due to a growing economy. Having an overweight exposure to Indonesia, using both local currency and external bonds, was also a significant contributor to performance, supported by the country’s rapidly expanding economy and strong investor demand. Elsewhere, our overweight to Argentina’s sovereign debt was beneficial, as the country successfully conducted a debt swap to settle claims associated with its 2001 default. This caused Argentina’s existing outstanding debt to rally as it was felt that the country would regain access to developed world capital markets.

A number of individual holdings also benefited the Fund’s performance, including overweights in Net Servicos de Comunicacao SA, TNK-BP Finance SA and True Move Co., Ltd. Net Servicos de Comunicacao SA is the leading Brazilian cable company. It had strong earnings during the year from an expanding subscriber base. TNK-BP Finance SA is the finance subsidiary of TNK-BP, an oil company jointly owned by British Petroleum and Alfa Group. Despite the issues surrounding BP, TNK-BP Finance SA generated strong results during the reporting period. True Move Co., Ltd. is a telecommunications company in Thailand. Investor sentiment regarding the company strengthened as the country’s political environment improved.

Q. What were the leading detractors from performance?

A. Within high-yield, the largest detractor from the Fund’s relative performance for the period was its underweight to the Financials sector, as the sector was the best performing area within the Index during the twelve months ended August 31, 2010.

Our overweights to the relatively poor performing Utilities and Energy sectors also tempered our results. The Utilities sector was seen as defensive in nature during a period in which investors were generally looking to add risk to their portfolios. The Energy sector lagged the Index given continued weak natural gas and oil prices, as well as fears that a double-dip recession would reduce global demand for energy going forward.

While the Fund’s high-yield exposure produced very strong results on both an absolute and relative basis for the fiscal year, a number of individual holdings negatively impacted our results. These included our exposure to high-yield issuers Station Casinos Inc. and Blockbuster Inc. The gaming market suffered deep declines due to the severe economic recession. In addition to this, home prices in the Las Vegas area, as well

4	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

as construction activity, remained challenged and contributed to the pullback in economic activity. Collectively, this took its toll on the local population of Las Vegas, a market of focus for Station Casinos Inc. Given the deteriorating fundamental results, the firm filed for bankruptcy in July 2009. The company continued to negotiate with lenders and creditors, and unable to reach any agreement, Station Casinos Inc. bonds moved lower. Poor fundamental results and secular concerns over Blockbuster Inc.’s in-store rental model pressured their first lien-secured bonds during the period. As a result, our holdings detracted from performance as their prices declined in a rising market. We liquidated our position during the reporting period.

In terms of the Fund’s emerging market exposure, the largest detractor from the Fund’s relative performance was its lack of exposure to the Philippines, which outperformed the EMBI Global. In addition, our lack of exposure to smaller countries such as the Ukraine and Ivory Coast detracted from results. These countries performed well as their valuations rebounded during the reporting period. A small overweight to Venezuela’s sovereign debt detracted from performance as these holdings lagged the EMBI Global during the fiscal year. A number of issues, including nationalization of a number of local companies and increased social unrest in Venezuela, were a drag on the country’s sovereign debt results.

Several individual emerging market debt holdings also hurt the Fund’s performance, including Axtel SAB de CV and Petroleos de Venezuela SA. Axtel SAB de CV is a Mexican telecommunications company which performed poorly due to its bonds being downgraded and increased competitive pressures from another Mexican telecommunications firm, America Movil SAB de CV. Petroleos de Venezuela SA is a Venezuelan-owned oil company. It was hurt by volatile oil prices and negative headlines coming from the country, and we liquidated our position during the reporting period.

Looking for additional information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Partners Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 14, 2010

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	5

Portfolio holdings and breakdowns are as of August 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 7 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of August 31, 2010 were: Sovereign Bonds (28.1%), Energy (14.9%), Consumer Discretionary (13.5%), Financials (9.8%) and Materials (8.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended August 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

6	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investments as of August 31, 2009 and August 31, 2010 and does not include derivatives, such as futures contracts, swaps and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	7

Schedule of investments

August 31, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 67.5%
Consumer Discretionary — 12.4%
Auto Components — 0.7%
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	260,000		$267,150	(a)
Europcar Groupe SA, Senior Subordinated Notes	8.125%	5/15/14	737,000	EUR	915,285	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	160,000	EUR	212,898	(a)
Tenneco Inc., Senior Notes	7.750%	8/15/18	170,000		174,250	(a)
Total Auto Components					1,569,583
Automobiles — 0.6%
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	295,000		308,219
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	240,000		253,378
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	1,505,000		489,125	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	930,000		292,950	(b)
Total Automobiles					1,343,672
Diversified Consumer Services — 0.9%
Realogy Corp., Senior Notes	10.500%	4/15/14	770,000		631,400
Service Corp. International, Senior Notes	7.500%	4/1/27	90,000		82,463
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000		530,400
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	725,000		766,687	(a)
Total Diversified Consumer Services					2,010,950
Hotels, Restaurants & Leisure — 4.2%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	100,000		84,500
CCM Merger Inc., Notes	8.000%	8/1/13	630,000		576,450	(a)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	270,000		264,600	(a)
Codere Finance Luxembourg SA, Senior Notes	8.250%	6/15/15	292,000	EUR	351,535	(a)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	480,000		460,800	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	810,000		588,263
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	205,000		206,281
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	801,000		522,653
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,414,000		1,106,455
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,110,000		491,175	(b)(c)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	200,000		183,500	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	270,000		281,475
MGM MIRAGE Inc., Senior Notes	8.500%	9/15/10	20,000		20,050
MGM MIRAGE Inc., Senior Notes	6.750%	9/1/12	725,000		668,812
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	490,000		429,975
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	40,000		43,800
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	95,000		106,638
Mohegan Tribal Gaming Authority, Senior Notes	6.125%	2/15/13	120,000		94,200
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	540,000		502,200	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	230,000		178,250
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	55,000		31,350
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	500,000		555,000
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	340,000		357,850
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	60,000		58,200	(a)

See Notes to Financial Statements.

8	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

August 31, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Sbarro Inc., Senior Notes	10.375%	2/1/15	695,000		$455,225
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	290,000		240,700	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	10,000		8,850	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	735,000		1,911	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	185,000		444	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	475,000		475	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	50,000		125	(b)(c)
Thomas Cook Group PLC, Senior Notes	7.750%	6/22/17	267,000	GBP	387,321
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., Secured Notes	7.750%	8/15/20	500,000		507,500	(a)
Total Hotels, Restaurants & Leisure					9,766,563
Household Durables — 0.3%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	401,000	GBP	579,632	(a)
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	360,000		394,200
QVC Inc., Senior Secured Notes	7.375%	10/15/20	435,000		443,700	(a)
Total Internet & Catalog Retail					837,900
Leisure Equipment & Products — 0.2%
Cirsa Funding Luxembourg SA, Senior Notes	8.750%	5/15/18	470,000	EUR	565,827	(a)
Media — 3.4%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	90,000		95,175
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	27,381		32,583
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	70,000		67,200	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	490,000		472,850	(a)
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	210,000		228,900
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		30,750
DISH DBS Corp., Senior Notes	7.750%	5/31/15	100,000		105,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	345,000		361,388
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	100,000		106,500	(a)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	950,000		1,081,759
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	1,150,000		1,310,732
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	430,000		488,587	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	400,000		454,500	(a)
Nielsen Finance LLC / Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	830,000		826,887
Regal Entertainment Group, Senior Notes	9.125%	8/15/18	160,000		164,800
Sinclair Broadcast Group Inc., Senior Subordinated Notes	8.000%	3/15/12	400,000		401,000
Sun Media Corp., Senior Notes	7.625%	2/15/13	320,000		321,600
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	230,000		250,413	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		188,325	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	150,000		161,063
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	650,000	EUR	838,128	(a)
Total Media					7,988,140

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	9

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Multiline Retail — 0.3%
Neiman Marcus Group Inc., Senior Notes	9.750%	10/15/15	478,307	$486,677	(e)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	330,000	301,950
Total Multiline Retail				788,627
Specialty Retail — 0.9%
American Greetings Corp., Senior Notes	7.375%	6/1/16	790,000	803,825
American Greetings Corp., Senior Notes	7.375%	6/1/16	75,000	73,312
American Greetings Corp., Senior Notes	7.375%	6/1/16	50,000	47,000
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	350,000	377,125
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	900,000	850,500
Total Specialty Retail				2,151,762
Textiles, Apparel & Luxury Goods — 0.5%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	725,000	812,000
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	300,000	310,500
Total Textiles, Apparel & Luxury Goods				1,122,500
Total Consumer Discretionary				28,725,156
Consumer Staples — 1.0%
Beverages — 0.1%
Cott Beverages USA Inc., Senior Notes	8.125%	9/1/18	210,000	216,563	(a)
Food Products — 0.4%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	450,000	477,000	(a)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	200,000	213,000
Michael Foods Inc., Senior Notes	9.750%	7/15/18	160,000	168,800	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	170,000	190,612	(a)
Total Food Products				1,049,412
Household Products — 0.2%
Spectrum Brands Holdings Inc., Senior Secured Notes	9.500%	6/15/18	390,000	410,962	(a)
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	640,000	673,600
Total Consumer Staples				2,350,537
Energy — 14.5%
Energy Equipment & Services — 1.2%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	450,000	492,750
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	355,000	361,213
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	440,000	429,000
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	260,000	237,900	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	565,000	586,187
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000	402,000	(a)
Transocean Inc., Senior Notes	6.625%	4/15/11	130,000	130,024
Total Energy Equipment & Services				2,639,074
Oil, Gas & Consumable Fuels — 13.3%
Adaro Indonesia PT, Notes	7.625%	10/22/19	110,000	117,975	(a)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,675,000	1,624,750
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	320,000	354,400
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	35,000	36,750
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	500,000	504,375

See Notes to Financial Statements.

10	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

August 31, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	420,000	$418,950
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000	511,800	(a)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	719,753	667,571	(a)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000	259,375
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	356,000	381,810
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	431,685	457,941	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,000,000	1,197,500
El Paso Corp., Notes	7.875%	6/15/12	635,000	675,729
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	250,000	257,798	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	260,000	252,230	(d)
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	20,000	11,800	(a)(b)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	480,000	510,000
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	1,530,000	1,675,350	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	370,000	392,200	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	330,000	354,750
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	560,000	575,400	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	320,000	322,400	(a)
OPTI Canada Inc., Senior Secured Notes	9.750%	8/15/13	120,000	119,100	(a)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	355,000	278,675
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	395,000	405,862
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	470,000	488,212	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	70,000	72,713	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	220,000	240,900
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000	341,137
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Senior Notes	8.250%	4/15/18	210,000	213,150
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	964,228
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,280,000	5,307,200
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000	469,950	(a)
Petronas Capital Ltd.	5.250%	8/12/19	2,340,000	2,640,723	(a)(f)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	879,000	987,724	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	470,000	423,000	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	325,000	357,500
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000	346,500
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	110,000	112,750
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	360,000	415,800
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	60,000	64,650
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000	10,750
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	570,000	685,283	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	600,000	665,915	(a)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	415,000	396,325	(a)
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	340,000	326,825	(e)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	270,000	265,950
Teekay Corp., Senior Notes	8.500%	1/15/20	615,000	659,587

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	11

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	380,000		$423,700	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	280,000		311,500	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,160,000		1,311,612	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	20,000		20,800
Total Oil, Gas & Consumable Fuels					30,888,875
Total Energy					33,527,949
Financials — 8.5%
Capital Markets — 0.5%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		307,347
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	385,000		82,775	(b)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	810,000		812,025	(a)
Total Capital Markets					1,202,147
Commercial Banks — 1.9%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	300,000		262,829
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	620,000		637,050	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	65,427		63,219
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	289,046		276,039
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	1,762,664		1,666,267
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	550,000		576,812	(a)(d)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	186,000		184,749	(a)(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000		128,953	(a)(d)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	76,000	GBP	120,637	(a)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	80,000		80,800
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	270,000		278,691
Total Commercial Banks					4,276,046
Consumer Finance — 2.7%
Ally Financial Inc., Debentures	0.000%	6/15/15	1,150,000		767,625
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	400,000		341,846
Ally Financial Inc., Senior Notes	8.300%	2/12/15	130,000		135,525	(a)
Ally Financial Inc., Senior Notes	7.500%	9/15/20	710,000		706,450	(a)
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	43,000		41,871
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	260,000		302,575	(a)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,920,000		2,271,183
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	513,078
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	415,000		381,286
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,020,000		893,915
Total Consumer Finance					6,355,354
Diversified Financial Services — 2.9%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000		663,300
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	425,701		421,444	(a)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	200,000		208,000	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	310,000		336,738
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	130,000		135,850
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	380,000		395,200	(a)

See Notes to Financial Statements.

12	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

August 31, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		$180,000	(a)
Interactive Data Corp., Senior Notes	10.250%	8/1/18	230,000		239,200	(a)(h)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	690,000		670,162
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		434,125
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	360,000		364,050	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	1,010,000		1,022,625
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	100,000		102,750	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	448,000	EUR	600,384	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	460,000		495,075	(a)
Leucadia National Corp., Senior Notes	7.125%	3/15/17	140,000		141,050
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	250,000		258,125
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	140,000		141,400	(a)
Total Diversified Financial Services					6,809,478
Insurance — 0.3%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		488,250
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		255,000	(a)
Total Insurance					743,250
Real Estate Investment Trusts (REITs) — 0.1%
Host Hotels & Resorts, LP, Senior Notes	6.375%	3/15/15	120,000		121,200
Real Estate Management & Development — 0.1%
Kaisa Group Holdings Ltd., Senior Notes	13.500%	4/28/15	210,000		204,487	(a)
Total Financials					19,711,962
Health Care — 3.3%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	240,000		261,600
Biomet Inc., Senior Notes	11.625%	10/15/17	110,000		121,550
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	180,000		196,650	(e)
Total Health Care Equipment & Supplies					579,800
Health Care Providers & Services — 2.9%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	300,000		301,500	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	980,000		922,425
HCA Inc., Senior Notes	6.300%	10/1/12	590,000		603,275
HCA Inc., Senior Notes	6.250%	2/15/13	4,000		4,020
HCA Inc., Senior Secured Notes	9.625%	11/15/16	675,000		726,469	(e)
inVentiv Health Inc., Senior Notes	10.000%	8/15/18	140,000		137,200	(a)
Omnicare Inc., Senior Subordinated Notes	7.750%	6/1/20	220,000		221,100
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	981,000		1,108,530	(h)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	11,000		11,949	(h)
Universal Hospital Services Inc., Senior Secured Notes	4.134%	6/1/15	130,000		111,475	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	635,000		641,350	(e)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	1,130,000		1,059,375	(d)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	445,000		462,800
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	370,000		364,912
Total Health Care Providers & Services					6,676,380

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	13

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Technology — 0.2%
Multiplan Inc., Senior Notes	9.875%	9/1/18	430,000	$433,225	(a)
Total Health Care				7,689,405
Industrials — 5.9%
Aerospace & Defense — 0.8%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	530,000	555,175	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	270,000	280,125
Triumph Group Inc., Senior Notes	8.625%	7/15/18	420,000	447,300	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	560,000	553,000	(a)
Total Aerospace & Defense				1,835,600
Airlines — 1.5%
Air Canada, Senior Secured Notes	9.250%	8/1/15	210,000	206,850	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	55,983	53,464
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	5,000	5,250
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	8.312%	4/2/11	141,297	142,004
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	548,745	541,886
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	440,000	437,800	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,440,000	1,458,000	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	3/18/13	10,000	10,250
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	171,043	179,595
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	81,422	79,712
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	185,000	199,337	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	160,000	170,800	(a)
Total Airlines				3,484,948
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	174,200	93,632	(a)(c)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	231,000	255,255	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000	211,250	(a)
Total Building Products				560,137
Commercial Services & Supplies — 1.0%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	470,000	519,350
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	50,000	49,250	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	780,000	749,775	(a)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	190,000	197,125	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000	470,925	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	230,000	251,850	(a)
Total Commercial Services & Supplies				2,238,275
Construction & Engineering — 0.3%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	140,000	152,250	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	550,000	588,500	(a)
Total Construction & Engineering				740,750

See Notes to Financial Statements.

14	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

August 31, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electrical Equipment — 0.1%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	370,000	$303,400	(a)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	240,000	256,800
Machinery — 0.1%
Mueller Water Products Inc., Senior Notes	8.750%	9/1/20	200,000	202,000	(a)
Marine — 0.2%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	590,000	519,200	(a)
Road & Rail — 1.0%
Kansas City Southern de Mexico, Senior Notes	7.375%	6/1/14	25,000	25,813
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,140,000	1,372,275
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	115,000	122,762	(a)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	49,000	59,413
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	85,000	91,162
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	662,000	721,580
Total Road & Rail				2,393,005
Trading Companies & Distributors — 0.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	175,000	178,281	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	175,000	176,313	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	385,000	379,225
Total Trading Companies & Distributors				733,819
Transportation — 0.2%
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	440,000	432,300	(a)
Total Industrials				13,700,234
Information Technology — 2.2%
Communications Equipment — 0.3%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	880,000	598,400
Electronic Equipment, Instruments & Components — 0.4%
NXP BV / NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	850,000	879,750	(a)
IT Services — 1.0%
Ceridian Corp., Senior Notes	12.250%	11/15/15	473,925	433,641	(e)
Fidelity National Information Services Inc., Senior Notes	7.625%	7/15/17	120,000	125,700	(a)
Fidelity National Information Services Inc., Senior Notes	7.875%	7/15/20	180,000	189,900	(a)
First Data Corp., Senior Notes	5.625%	11/1/11	1,500,000	1,312,500
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	210,000	202,650	(a)
Total IT Services				2,264,391
Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	140,000	141,050	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	620,000	511,500
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	92,445	86,205	(e)
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	244,000	254,980	(a)(c)
Total Semiconductors & Semiconductor Equipment				993,735
Software — 0.1%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	275,000	283,594	(a)
Total Information Technology				5,019,870

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	15

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 8.1%
Chemicals — 1.6%
Ashland Inc., Senior Notes	9.125%	6/1/17	855,000		$981,112
CF Industries Inc., Senior Notes	6.875%	5/1/18	50,000		52,750
CF Industries Inc., Senior Notes	7.125%	5/1/20	230,000		247,250
FMC Finance III SA, Senior Notes	6.875%	7/15/17	750,000		785,625
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	340,000		354,025	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	310,000		315,038	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	268,000	EUR	345,994	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	275,000		295,625
Solutia Inc., Senior Notes	7.875%	3/15/20	310,000		325,500
Total Chemicals					3,702,919
Containers & Packaging — 1.2%
Ball Corp., Senior Notes	6.625%	3/15/18	80,000		82,400
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	650,000		601,250	(a)
Graham Packaging Co. L.P., Senior Subordinated Notes	9.875%	10/15/14	90,000		92,025
Nordenia Holdings GMBH, Senior Secured Bonds	9.750%	7/15/17	477,000	EUR	629,791	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	325,000		0	(b)(c)(h)
Rock-Tenn Co., Senior Notes	9.250%	3/15/16	200,000		220,500
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	480,000		487,800
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	560,000		569,800	(a)(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	20,000		20,350	(a)(c)
Total Containers & Packaging					2,703,916
Metals & Mining — 3.3%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		261,875	(a)
Evraz Group SA, Notes	8.875%	4/24/13	650,000		685,750	(a)
Evraz Group SA, Notes	8.875%	4/24/13	220,000		230,175	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	270,000		299,700	(a)
New World Resources NV, Senior Secured Bonds	7.875%	5/1/18	210,000	EUR	271,445	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		355,863
Ryerson Holding Corp., Senior Discount Notes	0.000%	2/1/15	810,000		376,650	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		211,672
Vale Overseas Ltd., Notes	8.250%	1/17/34	460,000		598,046
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,422,000		2,763,878	(f)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,430,000		1,497,925	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		105,000	(a)
Total Metals & Mining					7,657,979
Paper & Forest Products — 2.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	972,000		729,000	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	432,000		503,545
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	370,000		407,000	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	660,000		539,550
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	150,000		169,580	(a)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	630,000		713,475	(a)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	600,000		551,250

See Notes to Financial Statements.

16	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

August 31, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	725,000	$768,500
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	175,000	169,313
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	30,000	24,150
Total Paper & Forest Products				4,575,363
Total Materials				18,640,177
Telecommunication Services — 7.1%
Diversified Telecommunication Services — 4.1%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,363,000	1,230,107	(a)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	730,000	660,650	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	356,000	323,960	(a)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	20,000	21,900	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	110,000	81,950
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	405,000	41	(b)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	580,000	597,400	(a)
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	685,000	714,112
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	1,090,000	1,179,925
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	255,000	225,994
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	280,000	242,900
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	165,000	174,075	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	380,000	397,100
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000	514,800	(a)
Valor Telecommunications Enterprises LLC/Finance Corp., Senior Notes	7.750%	2/15/15	130,000	133,974
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	520,000	553,800	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	248,000	265,385	(a)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	255,000	270,300	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000	221,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	546,443	568,301	(a)(e)
Windstream Corp., Senior Notes	8.625%	8/1/16	1,000,000	1,037,500
Total Diversified Telecommunication Services				9,415,174
Wireless Telecommunication Services — 3.0%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	460,000	522,792
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	380,000	394,250
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000	584,550	(a)
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	720,000	765,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,025,000	1,961,719
True Move Co., Ltd.	10.375%	8/1/14	670,000	701,825	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	2,010,000	2,133,113	(a)
Total Wireless Telecommunication Services				7,063,249
Total Telecommunication Services				16,478,423

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	17

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 4.5%
Electric Utilities — 1.7%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	450,000	$531,000	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	400,000	472,000	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	560,000	611,100	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000	336,000	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	700,000	729,750
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	2,025,000	1,301,062
Total Electric Utilities				3,980,912
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000	83,933
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000	345,675
Total Gas Utilities				429,608
Independent Power Producers & Energy Traders — 2.5%
AES Corp., Senior Notes	9.750%	4/15/16	500,000	560,000
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	460,000	463,450	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000	412,642	(a)
Dynegy Holdings Inc., Senior Debentures	7.625%	10/15/26	480,000	266,400
Dynegy Inc., Bonds	7.670%	11/8/16	280,000	254,800
Edison Mission Energy, Senior Notes	7.750%	6/15/16	340,000	252,025
Edison Mission Energy, Senior Notes	7.625%	5/15/27	200,000	127,500
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	811,000	486,600
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	60,897	29,535	(e)
Energy Future Intermediate Holding Co. LLC / EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	303,000	292,693
Foresight Energy LLC / Foresight Energy Corp., Senior Notes	9.625%	8/15/17	990,000	987,525	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,020,000	919,275
NRG Energy Inc., Senior Notes	7.250%	2/1/14	535,000	547,038
NRG Energy Inc., Senior Notes	7.375%	1/15/17	165,000	166,650
Total Independent Power Producers & Energy Traders				5,766,133
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000	238,250	(a)
Total Utilities				10,414,903
Total Corporate Bonds & Notes (Cost — $150,866,858)				156,258,616
Collateralized Senior Loans — 1.4%
Consumer Discretionary — 0.2%
Auto Components — 0.2%
Allison Transmission Inc., Term Loan B	3.040%	8/7/14	632,635	584,905	(i)
Energy — 0.3%
Energy Equipment & Services — 0.3%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	827,171	682,416	(c)(i)
Financials — 0.5%
Real Estate Management & Development — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	1,000,000	1,063,333	(i)

See Notes to Financial Statements.

18	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

August 31, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Group PLC	6.875%	8/11/15	750,000		$745,013	(h)(i)
Utilities — 0.1%
Independent Power Producers & Energy Traders — 0.1%
Energy Future Holdings, Term Loan B3	3.795 - 4.033%	10/10/14	338,261		256,317	(i)
Total Collateralized Senior Loans (Cost — $3,461,078)					3,331,984
Convertible Bonds & Notes — 0.3%
Industrials — 0.3%
Marine — 0.3%
Horizon Lines Inc., Senior Notes (Cost — $858,908)	4.250%	8/15/12	970,000		819,650
Sovereign Bonds — 28.1%
Argentina — 2.4%
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,349,068		1,037,096	(f)
Republic of Argentina, GDP Linked Securities, Senior Bonds	1.330%	12/15/35	5,670,000	EUR	567,000	(d)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	3,321,000		3,144,157
Republic of Argentina, Senior Bonds	7.000%	10/3/15	485,000		407,804
Republic of Argentina, Senior Notes	8.750%	6/2/17	450,000		407,925
Total Argentina					5,563,982
Brazil — 6.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	7,527,000	BRL	4,210,041
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	428,000	BRL	233,183
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	786,000	BRL	418,864
Federative Republic of Brazil	7.125%	1/20/37	1,007,550		1,309,815
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		979,550
Federative Republic of Brazil, Collective Action Securities, Notes	8.000%	1/15/18	6,081,667		7,252,388	(f)
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	360,000		387,900
Total Brazil					14,791,741
Chile — 0.3%
Republic of Chile, Senior Notes	3.875%	8/5/20	662,000		686,858
Colombia — 1.5%
Republic of Colombia	7.375%	9/18/37	2,350,000		3,055,000	(f)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		202,050
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		318,113
Total Colombia					3,575,163
Hungary — 0.3%
Republic of Hungary, Senior Notes	6.250%	1/29/20	750,000		774,756
Indonesia — 2.3%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	520,000		622,700	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	7,931,000,000	IDR	1,009,490
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	4,954,000,000	IDR	662,302
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	5,058,000,000	IDR	619,414
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,305,000		1,605,996	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	5,998,000,000	IDR	694,227
Total Indonesia					5,214,129

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	19

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Mexico — 0.1%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000	$180,400
Panama — 0.9%
Republic of Panama	7.250%	3/15/15	1,807,000	2,137,681
Peru — 0.9%
Republic of Peru	8.750%	11/21/33	310,000	461,900
Republic of Peru, Bonds	6.550%	3/14/37	151,000	180,445
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000	1,545,000	(f)
Total Peru				2,187,345
Qatar — 0.1%
State of Qatar, Senior Notes	4.000%	1/20/15	250,000	263,750	(a)
Russia — 3.9%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	150,000	160,875	(a)
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	100,000	104,500	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,086,000	1,132,155	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,920,000	2,193,600	(a)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	42,000	75,940	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	4,560,900	5,427,927	(a)(f)
Total Russia				9,094,997
Turkey — 4.8%
Republic of Turkey, Notes	6.750%	5/30/40	2,095,000	2,309,738
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000	982,531	(f)
Republic of Turkey, Senior Notes	6.875%	3/17/36	7,026,000	7,833,990	(f)
Total Turkey				11,126,259
United Arab Emirates — 0.2%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	320,000	349,434	(a)
Venezuela — 4.0%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,296,000	3,574,800	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	233,000	135,140
Bolivarian Republic of Venezuela, Collective Action Securities	1.513%	4/20/11	709,000	677,981	(a)(d)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,982,000	1,286,318
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	391,000	371,450
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000	3,098,390
Total Venezuela				9,144,079
Total Sovereign Bonds (Cost — $62,126,988)				65,090,574

			Shares
Common Stocks — 1.1%
Consumer Discretionary — 0.9%
Media — 0.9%
Charter Communications Inc.			50,352	1,724,556	*(h)
Charter Communications Inc., Class A Shares			11,940	408,945	*
Dex One Corp.			481	4,098	*
SuperMedia Inc.			338	3,060	*
Total Consumer Discretionary				2,140,659

See Notes to Financial Statements.

20	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

August 31, 2010

Western Asset Global Partners Income Fund Inc.

Security			Shares	Value
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			2,820	$56,407	*
Industrials — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			54	24,303	(c)(h)
Nortek Inc.			697	28,907	*
Total Industrials				53,210
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			16,066	208,858	*
Total Common Stocks (Cost — $2,522,396)				2,459,134

	Rate
Convertible Preferred Stocks — 0.6%
Financials — 0.6%
Diversified Financial Services — 0.6%
Bank of America Corp.	7.250%		940	893,000
Citigroup Inc.	7.500%		3,904	446,813
Total Convertible Preferred Stocks (Cost — $1,324,282)				1,339,813
Preferred Stocks — 0.2%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
Saturns, Series F 2003-5	8.125%		125	3,095
Financials — 0.2%
Commercial Banks — 0.2%
Banesto Holdings Ltd.	10.500%		16,000	417,000	(a)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		11,600	4,002	*(d)
Total Financials				421,002
Total Preferred Stocks (Cost — $694,191)				424,097

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	245,234	*(d)
Buffets Restaurant Holdings		4/28/14	498	5	*(c)(h)
Charter Communications Inc.		11/30/14	641	3,526	*
Nortek Inc.		12/7/14	1,175	11,163	*
SemGroup Corp.		11/30/14	2,969	12,618	*
Turbo Beta Ltd.		11/1/14	1	0	*(c)(h)
Total Warrants (Cost — $16,264)				272,546
Total Investments before Short-Term Investments (Cost — $221,870,965)				229,996,414

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	21

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.7%
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $19,967)	0.240%	5/9/11	20,000	$ 19,974	(j)(k)
Repurchase Agreements — 0.7%
Morgan Stanley tri-party repurchase agreement dated 8/31/10; Proceeds at maturity — $1,603,010; (Fully collateralized by U.S. government agency obligations, 5.125% due 1/2/14; Market value — $1,636,156) (Cost — $1,603,000)	0.230%	9/1/10	1,603,000	1,603,000
Total Short-Term Investments (Cost — $1,622,967)				1,622,974
Total Investments — 100.0% (Cost — $223,493,932#)				$231,619,388

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of August 31, 2010.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(k)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $224,007,206.

Abbreviations used in this schedule:

BRL — Brazilian Real
EUR — Euro
GBP — British Pound
GDP — Gross Domestic Product
IDR — Indonesian Rupiah
OJSC — Open Joint Stock Company

See Notes to Financial Statements.

22	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Statement of assets and liabilities

August 31, 2010

Assets:
Investments, at value (Cost — $223,493,932)	$231,619,388
Foreign currency, at value (Cost — $425,859)	446,848
Cash	505
Interest receivable	4,535,252
Receivable for securities sold	903,001
Unrealized appreciation on forward currency contracts	244,748
Receivable from broker — variation margin on open futures contracts	9,155
Unrealized appreciation on swaps	3,625
Prepaid expenses	16,058
Total Assets	237,778,580

Liabilities:
Loan payable (Note 5)	33,000,000
Payable for open reverse repurchase agreement	24,835,235
Payable for securities purchased	686,308
Investment management fee payable	160,464
Interest payable	86,218
Accrued foreign capital gains tax	19,307
Directors’ fees payable	262
Accrued expenses	152,878
Total Liabilities	58,940,672
Total Net Assets	$178,837,908

Net Assets:
Par value ($0.001 par value; 15,393,518 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,394
Paid-in capital in excess of par value	205,046,723
Undistributed net investment income	2,758,349
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(37,351,813)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	8,369,255
Total Net Assets	$178,837,908

Shares Outstanding	15,393,518

Net Asset Value	$11.62

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	23

Statement of operations

For the Year Ended August 31, 2010

Investment Income:
Interest	$21,509,661
Dividends	187,541
Less: Foreign taxes withheld	(49,052)
Total Investment Income	21,648,150

Expenses:
Investment management fee (Note 2)	1,792,928
Interest expense (Notes 3 and 5)	593,105
Commitment fees	523,368
Audit and tax	89,048
Transfer agent fees	66,497
Shareholder reports	51,227
Directors’ fees	44,523
Legal fees	44,107
Custody fees	25,971
Stock exchange listing fees	21,337
Insurance	4,776
Miscellaneous expenses	7,429
Total Expenses	3,264,316
Less: Compensating balance arrangements (Note 1)	(144)
Net Expenses	3,264,172
Net Investment Income	18,383,978

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(639,212)
Futures contracts	18,806
Swap contracts	(453)
Foreign currency transactions	(128,261)
Net Realized Loss	(749,120)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	23,497,446
Futures contracts	(6,647)
Swap contracts	7,471
Foreign currencies	261,160
Change in Net Unrealized Appreciation (Depreciation)	23,759,430
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	23,010,310
Increase in Net Assets From Operations	$41,394,288

See Notes to Financial Statements.

24	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Statements of changes in net assets

For the Years Ended August 31,	2010	2009

Operations:
Net investment income	$ 18,383,978	$ 17,848,887
Net realized loss	(749,120)	(31,994,292)
Change in net unrealized appreciation (depreciation)	23,759,430	11,699,671
Increase (Decrease) in Net Assets From Operations	41,394,288	(2,445,734)

Distributions to Shareholders From (Note 1):
Net investment income	(17,501,221)	(17,434,874)
Decrease in Net Assets From Distributions to Shareholders	(17,501,221)	(17,434,874)

Fund Share Transactions:
Proceeds for shares issued on reinvestments of distributions (78,416 and 25,382 shares issued, respectively)	888,158	237,330
Increase in Net Assets From Fund Share Transactions	888,158	237,330
Increase (Decrease) in Net Assets	24,781,225	(19,643,278)

Net Assets:
Beginning of year	154,056,683	173,699,961
End of year*	$178,837,908	$154,056,683
* Includes undistributed net investment income of:	$2,758,349	$1,709,507

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	25

Statement of cash flows

For the Year Ended August 31, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$19,196,296
Operating expenses paid	(2,671,012)
Interest paid	(610,339)
Net sales and maturities of short-term investments	305,124
Realized gain on futures contracts	18,806
Realized loss on swap contracts	(453)
Realized loss on foreign currency transactions	(128,261)
Net change in unrealized depreciation on futures contracts	(6,647)
Net change in unrealized appreciation on foreign currencies	261,160
Purchases of long-term investments	(148,388,776)
Proceeds from disposition of long-term investments	144,408,871
Change in receivable from broker — variation margin	(9,155)
Change in receivable for open forward currency contracts	(244,748)
Net Cash Provided By Operating Activities	12,130,866

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(16,613,063)
Proceeds from reverse repurchase agreements	4,817,054
Net Cash Used By Financing Activities	(11,796,009)
Net Increase in Cash	334,857
Cash, Beginning of year	112,496
Cash, End of year	$447,353

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$41,394,288
Accretion of discount on investments	(2,929,239)
Amortization of premium on investments	217,499
Increase in investments, at value	(27,023,294)
Increase in unrealized appreciation of swaps	(7,471)
Increase in accrued foreign capital gains tax	19,307
Decrease in payable for securities purchased	(228,096)
Decrease in interest and dividends receivable	259,886
Decrease in receivable for securities sold	699,068
Increase in receivable for open forward currency contracts	(244,748)
Increase in receivable from broker — variation margin	(9,155)
Increase in prepaid expenses	(479)
Decrease in interest payable	(17,234)
Increase in accrued expenses	534
Total Adjustments	(29,263,422)
Net Cash Flows Provided by Operating Activities	$12,130,866

Non-Cash Financing Activities:
Proceeds from reinvestment of dividends	$888,158

See Notes to Financial Statements.

26	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31:

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.06	$11.36	$12.59	$12.93	$13.06

Income (loss) from operations:
Net investment income	1.21	1.17	1.14	0.93	0.97
Net realized and unrealized gain (loss)	1.49	(1.33)	(1.39)	(0.32) [1]	(0.14)
Total income (loss) from operations	2.70	(0.16)	(0.25)	0.61	0.83

Less distributions from:
Net investment income	(1.14)	(1.14)	(0.98)	(0.95)	(0.96)
Total distributions	(1.14)	(1.14)	(0.98)	(0.95)	(0.96)

Net asset value, end of year	$11.62	$10.06	$11.36	$12.59	$12.93

Market price, end of year	$12.55	$10.23	$10.30	$11.27	$11.77
Total return, based on NAV[2,3]	27.90%	2.22%	(2.16)%	4.59%[4]	6.70%
Total return, based on Market Price Per Share[3]	35.62%	15.51%	0.11%	3.36%	0.08%

Net assets, end of year (000s)	$178,838	$154,057	$173,700	$192,480	$197,724

Ratios to average net assets:
Gross expenses	1.91%	2.99%	2.77%	2.96%	3.27%
Gross expenses, excluding interest expense*	1.56	1.80	1.31	1.31	1.23
Net expenses[5]	1.91	2.99	2.77	2.96 [6]	3.27 [6]
Net expenses, excluding interest expense[5]	1.56	1.80	1.31	1.31 [6]	1.23 [6]
Net investment income	10.77	14.10	9.38	7.03	7.25

Portfolio turnover rate	65%	58%	46%	75%	71%

Supplemental data:
Loans Outstanding, End of Year (000s)	$33,000	$33,000	$35,000	$35,000	$47,124
Asset Coverage (000s)	$211,838	$187,057	$208,700	$227,480	$244,848
Asset Coverage for Loan Outstanding	642%	567%	596%	650%	520%
Weighted Average Loan (000s)	$33,000	$33,499	$35,000	$37,657	$56,461
Weighted Average Interest Rate on Loans	1.18%	2.96%	4.32%	5.63%	5.90%

1        The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. The impact of this reimbursement to net realized and unrealized gain was less than $0.01 per share.

2        Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3        The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4        The impact of the reimbursement of the Fund for the losses incurred, resulting from an investment transaction error, to Fund’s total return was less than 0.01%.

5        The impact of compensating balance arrangements, if any, was less than 0.01%.

6        Reflects fee waivers and/or expense reimbursements.

*      Ratio includes commitment fees incurred on the line of credit.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

28	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$156,019,416	$ 239,200	$156,258,616
Collateralized senior loans	—	2,586,971	745,013	3,331,984
Convertible bonds & notes	—	819,650	—	819,650
Sovereign bonds	—	65,090,574	—	65,090,574
Common stocks:
Consumer discretionary	$ 416,103	1,724,556	—	2,140,659
Industrials	28,907	—	24,303	53,210
Other common stocks	265,265	—	—	265,265
Convertible preferred stocks	1,339,813	—	—	1,339,813
Preferred stocks:
Consumer discretionary	3,095	—	—	3,095
Financials	4,002	417,000	—	421,002
Warrants	3,526	269,015	5	272,546
Total long-term investments	$2,060,711	$226,927,182	$1,008,521	$229,996,414
Short-term investments†	—	1,622,974	—	1,622,974
Total investments	$2,060,711	$228,550,156	$1,008,521	$231,619,388
Other financial instruments:
Futures contracts	$ (6,647)	—	—	$ (6,647)
Forward foreign currency contracts	—	$ 244,748	—	244,748
Interest rate swaps	—	3,625	—	3,625
Total other financial instruments	$ (6,647)	$ 248,373	—	$ 241,726
Total	$2,054,064	$228,798,529	$1,008,521	$231,861,114

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Common Stocks		Preferred Stocks
Investments In Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Senior Loans	Consumer Discretionary	Industrials	Consumer Discretionary	Warrants	Total
Balance as of August 31, 2009	$ 65,325	—	—	—	—	—	—	$ 65,325
Accrued premiums/discounts	18,039	—	$ 32	—	—	—	—	18,071
Realized gain(loss)[1]	—	$(987,700)	—	$(54)	—	$(11,500)	—	(999,254)
Change in unrealized appreciation (depreciation)[2]	19,469	987,700	(32)	54	$24,303	11,500	$ 5	1,042,999
Net purchases (sales)	230,000	—	745,013	—	—	—	—	975,013
Transfers in to Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3	(93,633)	—	—	—	—	—	—	(93,633)
Balance as of August 31, 2010	$239,200	—	$745,013	—	$24,303	—	$ 5	$1,008,521
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2010[2]	$ 9,200	—	$ (32)	—	$24,303	—	$ 5	$ 33,476

1    This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2    This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	29

repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic

30	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Interest rate swaps.

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	31

in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest

32	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of August 31, 2010, there were $19,307 of capital gains tax liabilities accrued on unrealized gains.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$2,016,166	$(2,016,166)
(b)	$166,085	(166,085)	—

(a)  Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	33

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn Western Asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadvisor.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended August 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$148,160,680
Sales	143,468,118

At August 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 19,244,054
Gross unrealized depreciation	(11,631,872)
Net unrealized appreciation	$ 7,612,182

At August 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Bonds	16	12/10	$2,289,200	$2,313,500	$ 24,300
Contracts to Sell:
U.S. Treasury 5-Year Notes	63	12/10	$7,549,233	$7,580,180	$(30,947)
Net unrealized loss on open futures contracts					$ (6,647)

Transactions in reverse repurchase agreements for the Fund during the year ended August 31, 2010 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding*
$23,848,269	0.82%	$26,326,407

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.10% to 1.50% during the year ended August 31, 2010. Interest expense incurred on reverse repurchase agreements totaled $199,320.

At August 31, 2010, the Fund had the following open reverse repurchase agreements:

Security	Face Amount

Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $3,629,400 Russian Foreign Bond-Eurobond, 7.500% due 3/31/30; Market value (including accrued interest) $4,407,392

$ 3,532,353
Reverse Repurchase Agreement with Credit Suisse, dated 7/20/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $991,438	756,297
Reverse Repurchase Agreement with Credit Suisse, dated 7/20/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $7,026,000 Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $8,054,507	6,090,137

34	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

Security	Face Amount

Reverse Repurchase Agreement with Credit Suisse, dated 7/22/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $6,081,667 Federative Republic of Brazil, 8.000% due 1/15/18; Market value (including accrued interest) $7,315,848

$ 6,120,833
Reverse Repurchase Agreement with Credit Suisse, dated 7/22/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,190,000 Republic of Colombia, 7.375% due 9/18/37; Market value (including accrued interest) $2,920,300	2,332,350
Reverse Repurchase Agreement with Credit Suisse, dated 7/22/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,200,000 Republic of Peru, 7.350% due 7/21/25; Market value (including accrued interest) $1,555,066	1,254,840
Reverse Repurchase Agreement with Credit Suisse, dated 7/22/10 bearing 0.650% to be repurchased at an amount and date to be determined, collateralized by: $2,000,000 Petronas Capital Ltd., 5.250% due 8/12/19; Market value (including accrued interest) $2,262,735	1,853,800
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,050,000 Republic of Argentina, 8.280% due 12/31/33; Market value (including accrued interest) $822,153	989,625
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/9/10 bearing 0.100% to be repurchased at an amount and date to be determined, collateralized by: $2,000,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $2,320,795	1,905,000
Total reverse repurchase agreements (Proceeds — $24,835,235)	$24,835,235

At August 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Buy:
Colombian Peso	Citibank, N.A.	817,687,500	$ 447,553	10/15/10	$ 2,553
Contracts to Sell:
Colombian Peso	Citibank, N.A.	817,687,500	447,553	10/15/10	5,209
British Pound	UBS AG	93,028	142,595	11/24/10	1,817
British Pound	UBS AG	166,351	254,986	11/24/10	3,449
British Pound	UBS AG	231,000	354,080	11/24/10	13,772
Euro	BNP Paribas S.A.	902,963	1,144,137	11/24/10	48,722
Euro	Citibank, N.A.	266,373	337,519	11/24/10	4,743
Euro	UBS AG	2,887,684	3,658,961	11/24/10	164,483
					242,195
Net unrealized gain on open forward foreign currency contracts					$244,748

At August 31, 2010, the Fund held the following open swap contracts:

Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps:
Credit Suisse First Boston Inc.	$912,398	1/2/12	BRL - CDI‡	10.510%	—	$3,625*

†        Percentage shown is an annual percentage rate.

‡         Based on the Overnight Brazilian Interbank Deposit Rate. As of August 31, 2010, the Brazilian CETIP Interbank Deposit (CDI) rate was 10.63%.

*      Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2010.

Western Asset Global Partners Income Fund Inc. 2010 Annual Report	35

ASSET DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$24,300	—	$ 24,300
Swap contracts[3]	3,625	—	3,625
Forward foreign currency contracts	—	$244,748	244,748
Total	$27,925	$244,748	$272,673

LIABILITY DERIVATIVES[1]

Interest Rate Contracts Risk
Futures contracts[2]	$30,947

1        Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2        Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3        Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended August 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$18,806	—	$ 18,806
Swap contracts	(453)	—	(453)
Forward foreign currency contracts	—	$(158,072)	(158,072)
Total	$18,353	$(158,072)	$(139,719)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(6,647)	—	$ (6,647)
Swap contracts	7,471	—	7,471
Forward foreign currency contracts	—	$244,748	244,748
Total	$ 824	$244,748	$245,572

During the year ended August 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$1,121,885
Futures contracts (to sell)	3,982,630
Forward foreign currency contracts (to buy)	208,328
Forward foreign currency contracts (to sell)	1,672,810

Average Notional Balance
Interest rate swap contracts	$912,398

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure

36	Western Asset Global Partners Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or the percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Loan

At August 31, 2010, the Fund had a $55,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated November 20, 2006, among the Fund, Panterra Funding LLC (the “Lender”) and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total credit line available, whether used or unused. For the year ended August 31, 2010, the Fund incurred a commitment fee in the amount of $523,368. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended August 31, 2010, the Fund incurred interest expense on this loan in the amount of $393,785. At August 31, 2010, the Fund had $33,000,000 of borrowings outstanding under this credit agreement.

6. Distributions subsequent to August 31, 2010

On August 16, 2010, the Fund’s Board declared three dividends, each in the amount of $0.095 per share, payable on September 24, 2010, October 29, 2010 and November 26, 2010 to shareholders of record on September 17, 2010, October 22, 2010 and November 19, 2010, respectively.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2010	2009

Distributions Paid From:
Ordinary income	$17,501,221	$17,434,874

As of August 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 3,360,689
Capital loss carryforward*	(35,816,131)
Other book/tax temporary differences(a)	(1,624,748)
Unrealized appreciation (depreciation)(b)	7,855,981
Total accumulated earnings (losses) — net	$(26,224,209)

*  As of August 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
8/31/2016	$ (111,092)
8/31/2017	(8,772,042)
8/31/2018	(26,932,997)
$(35,816,131)

These amounts will be available to offset any future taxable capital gains.

(a)    Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Global Partners Income Fund Inc.	37

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Global Partners Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global Partners Income Fund Inc., as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Partners Income Fund Inc. as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 20, 2010

38	Western Asset Global Partners Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Partners Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman

Year of birth	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)

Number of portfolios in fund complex overseen by Director (including the Fund)	23

Other board memberships held by Director	None

Daniel P. Cronin

Year of birth	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by Director (including the Fund)	23

Other board memberships held by Director	None

Paolo M. Cucchi

Year of birth	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)

Number of portfolios in fund complex overseen by Director (including the Fund)	23

Other board memberships held by Director	None

Western Asset Global Partners Income Fund Inc.	39

Independent Directors cont’d

Leslie H. Gelb

Year of birth	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 1994

Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	23

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson

Year of birth	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)

Number of portfolios in fund complex overseen by Director (including the Fund)	23

Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett

Year of birth	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 1995

Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)

Number of portfolios in fund complex overseen by Director (including the Fund)	23

Other board memberships held by Director	None

40	Western Asset Global Partners Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse

Year of birth	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 1992

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by Director (including the Fund)	23

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]

Year of birth	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	135

Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker

Legg Mason

620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Global Partners Income Fund Inc.	41

Additional Officers cont’d

John Chiota

Legg Mason

100 First Stamford Place, Stamford, CT 06902

Year of birth	1968

Position(s) with Fund[1]	Identity Theft Prevention Officer

Term of office[1] and length of time served	Since 2008

Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel

Legg Mason

100 First Stamford Place, Stamford, CT 06902

Year of birth	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia

Legg Mason

100 First Stamford Place, Stamford, CT 06902

Year of birth	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak

Legg Mason

55 Water Street, New York, NY 10041

Year of birth	1965

Position(s) held with Fund[1]	Chief Financial Officer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

42	Western Asset Global Partners Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank

Legg Mason

55 Water Street, New York, NY 10041

Year of birth	1967

Position(s) held with Fund[1]	Treasurer

Term of office[1] and length of time served	Since 2010

Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly

Legg Mason

620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Fund[1]	Senior Vice President

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†        Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1     The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2011 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2     Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Global Partners Income Fund Inc.	43

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

44	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange (“NYSE”) trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Western Asset Global Partners Income Fund Inc.	45

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended

46	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited) (cont’d)

or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Global Partners Income Fund Inc.	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2010:

Record date: Payable date:	9/18/09 9/25/09	10/23/09 10/30/09	Monthly November 2009 - December 2009	Monthly January 2010 - August 2010
Ordinary income:
Qualified dividend income for individuals	4.43%	3.04%	0.63%	0.40%
Dividends qualifying for the dividends received deduction for corporations	4.43%	3.04%	0.63%	0.40%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Global Partners Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA
President and
Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Identity Theft Protection
Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Thomas Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset Global Partners Income Fund Inc.

55 Water Street
New York, NY 10041

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol

GDF

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Global Partners Income Fund Inc.

Western Asset Global Partners Income Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010340 10/10 SR10-1216

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2009 and August 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $61,000 in 2009 and $64,300 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $14,200 in 2009 and $14,200 in 2010. These services consisted of procedures performed in connection with the agreed upon procedures performed in connection with the fund’s Revolving Credit and Security Agreement for the Western Asset Global Partners Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global Partners Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in 2009 and $3,300 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global Partners Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Partners Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund

(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global Partners Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global Partners Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Partners Income Fund Inc. during the reporting period were $0 in 2010.

(h) Yes. Western Asset Global Partners Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global Partners Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Andres Sanchez Balcazar Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 2005; Fund manager at Merrill Lynch Investment Managers, London from 2000 to 2004.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of August 31, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	105 registered investment companies with $171.5 billion in total assets under management	228 Other pooled investment vehicles with $109.6 billion in assets under management*	789 Other accounts with $184.1 on in total assets under management**

Stephen A. Walsh ‡	105 registered investment companies with $171.5 billion in total assets under management	228 Other pooled investment vehicles with $109.6 billion in assets under management*	789 Other accounts with $184.1 billion in total assets under management**

Keith J. Gardner ‡	43 registered investment companies with $27.2 billion in total assets under management	5 Other pooled investment vehicles with $0.6 billion in assets under management	3 Other accounts with $0.5 billion in total assets under management

Michael C. Buchanan ‡	51 registered investment Companies with $30.2 billion in total assets Under management	5 Other pooled investment vehicles with $2.9 billion in assets under management	11 Other accounts with $1.7 billion in total assets under management

Ryan K. Brist ‡	11 registered investment Companies with $3.2 billion in total assets Under management	4 Other pooled investment vehicles with $4.6 billion in assets under management***	18 Other accounts with $4.7 billion in total assets under management****

Andres Sanchez Balcazar	6 registered investment companies with $1.6 billion in total assets under management	15 Other pooled investment vehicles with $1.1 billion in assets under management	18 Other accounts with $5.6 billion in total assets under management+

*	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 83 accounts managed, totaling $20.6 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
****	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.
+	Includes 4 accounts managed, totaling $1.7 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of August 31, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Ryan K. Brist	A
Andres Sanchez Balcazar	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	October 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	October 27, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global Partners Income Fund Inc.

Date:	October 27, 2010